UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 1, 2013

FRESH HEALTHY VENDING INTERATIONAL, INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-177305	45-2511250
(Commission File Number)	(IRS Employer Identification No.)

9605 Scranton Road, Suite 350, San Diego, California 92121
(Address of Principal Executive Offices)

858-210-4200
(Registrant's Telephone Number, Including Area Code)

Green 4 Media, Inc.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective August 1, 2013, Fresh Healthy Vending International, Inc. (formerly known as Green 4 Media, Inc., the “Company”) entered into an at will employment agreement with our Chief Executive Officer, Alex Kennedy and effective July 19, 2013 the Company entered into a three year employment agreement with our Vice President of Corporate Operations,  Nicholas Yates.

Under the terms of the Employment Agreement, Ms. Kennedy's annual compensation will be $165,000 and she will also be eligible for periodic bonuses and stock options.

Under the terms of the Employment Agreement with Mr. Yates, he will receive an annual salary of $200,000 and will also be eligible for periodic bonuses and stock options.

The above summary is qualified in its entirety by the forms of employment agreements with Ms. Kennedy and Mr. Yates, filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATION ARRANGEMENTS OF CERTAIN OFFICERS

On August 14, 2013, Jonathan Shultz resigned from his position as Chief Financial Officer of our Company.  Alex Kennedy has assumed the position of Chief Financial Officer on an interim basis until our Company appoints a replacement.  Mr. Shultz will continue to serve as a consultant to our Company.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Corporate Name Change

Effective August 8, 2013 we changed the name of our Company’s name from Green 4 Media, Inc. to Fresh Healthy Vending International, Inc. by filing a Certificate of Amendment with the Secretary of State of Nevada A copy of the Certificate of amendment is attached to this report as Exhibit_10.2.

Change in Fiscal Year

On August 14, 2013, our Company’s Board of Directors approved the change of our Company’s fiscal year from August 31st to June 30th.  Accordingly, our next Annual Report on Form 10-K will be filed for period ended June 30, 2013.

ITEM 8.01 OTHER EVENTS

Stock Split

As reported in our Form 8-K as filed with the Commission on July 19, 2013, on July 15, 2013, our Board of Directors approved a stock split (“Stock Split”) in the form of a stock dividend to holders of 575,000 shares of our common stock as of July 19, 2013.  On August 8, 2013 we received confirmation of corporate action by FINRA allowing us thereby to complete the stock dividend, effectively consummating the Stock Split.  Each recipient of the stock dividend is being issued 10.67165 additional shares of common stock for every share of common stock held.

Adoption of Equity Incentive Plan

On August 14, 2013, the Company adopted an Equity Incentive Plan (the Plan) providing for the granting of options to purchase shares of common stock, stock awards to purchase shares, and stock bonuses to officers, employees, board members, consultants, and advisors. The Company reserved 2,600,000 shares of common stock for issuance under the Plan. The Plan is intended to provide equity incentives to management, directors, employees and consultants which may be retained by our Company. This summary is qualified in its entirety by reference to the complete text of the Plan which is incorporated by reference into this report as described below.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

 (d) Exhibits

Exhibit No.

Description

3.1

Amended and Restated Articles of Incorporation

10.2

2013 Equity Incentive Plan

10.3

Employment Agreement with Alex Kennedy

10.4

Employment Agreement with Nicholas Yates

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2013

Fresh Healthy Vending International, Inc.

/s/ ALEX KENNEDY

By: Alex Kennedy

Chief Executive Officer and Chief Financial Officer

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